12 May 2017

Blox, Inc. (“Blox” or the “Company”)

Mansounia Project - Exploration Update

The Board of Directors of Blox, Inc. (OTCQB: BLXX) wish to provide shareholders with the following update from its Mansounia Gold Project in Guinea, West Africa.

Highlights:

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Geological reconnaissance over central and southern Mansounia concession target areas was completed during first quarter of 2017.

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Geological mapping of regolith identified extensive lateritic cover with minor outcrop containing insitu veining.

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19 rock chip / grab samples collected around minor local excavations in lateritic cover.  Of the 19 samples 9 samples exceeded geological background values for the area of >=20ppb, representing 47% of the samples taken.

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The recent program by Blox realised outcomes including sample number MR001 returning 1868ppb Au, sample number MR002 returning 483ppb Au and sample number MR010 returning 371ppb Au.

Further Information:

Vancouver, British Columbia – May 12th, 2017. (OTCQB: BLXX) Blox Inc., (“Blox” or the “Company”) is pleased to announce the results of a field reconnaissance program over its central and southern Mansounia Project areas which has resulted in confirmation of the existence of local anomalism for gold and minor occurrences of free gold (in-excess of 20ppb - geological background values).

For full results see Table 1 below. The results are preliminary in nature and not conclusive evidence of the likelihood of the occurrence of a mineral deposit.

The recent geological reconnaissance program commenced and was completed during the first quarter of 2017 by independent consulting group Scott Taylor Limited on behalf of Blox.

Based on the highly encouraging results obtained from historical soils geochemical programs and in-line with recent desk top and field studies undertaken by Spiers Geological Consultants (SGC 2016), a number of key target areas were identified for follow-up field activities which included, regolith mapping and geological traverses, Figure 1.

This first phase of exploration has exhibited local anomalism with free gold found in areas 6 and 8 and as such is planned to be followed up in the second quarter of 2017 with further in-fill gridded soil sampling, trenching, and eventually RC/DD drilling based on exploration successes from the first phase of follow-up infill soils and trenching.

Blox’s understanding of the deposit and surrounding areas continues to grow with each field season, and to date robust geological and structural context for the area/s have been developed using modelling software. The model is based on, and continually refined using, the pre-existing regional geochemical soil and rock chip sampling and drill-hole data from the Mansounia concessions area.

This review and the ongoing development strategy of the Company toward realising the Mansounia area’s full potential as a gold producing region is ongoing and the board is excited to move to the next level of exploration and development with a view to fast tracking to production.

Table 1: Complete grab sampling results – Mansounia Field Reconnaissance

Notes to accompany Table 1:

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The results above are preliminary in nature and not conclusive evidence of the likelihood of the occurrence of a mineral deposit.

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Coordinates are taken on a hand held GPS thus have +/- 5m accuracy.

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Figures in the above table are prepared by SGS at the SGS laboratory in Burkina Faso, of 11 Kossodo, Zone Industrielle, 11 BP 565 Ougadougou.

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Results are in parts per billion (ppb) with a lower detection limit of 1ppb applying, readings which analysis showed to be below 2ppb are replaced with <1ppb.

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Analytical method is by BLE61M - Cyanide Leach / Solvent Extraction / Gold / AAS finish.

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Geological descriptions are those of the independent consultant Scott Taylor Limited consultant engaged by Blox to execute the field program and cannot be construed as definitive.

Competent Persons Statement:

The information in this report that relates to the Exploration Results, Mineral Resources and Ore Reserves is based on information compiled by Mr. Robert Spiers, who is a Member of the Australian Institute of Geoscientists. Mr. Spiers has more than 5 years’ experience relevant to the styles of mineralisation and type of deposit under consideration and to the activity which Blox is undertaking to qualify as a Competent Person, as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”.

Mr. Spiers is a full time employee and director of Blox. Mr. Spiers has consented to the inclusion of the matters in this report based on their information in the form and context in which it appears.

Cautionary Note Regarding Forward‐looking Information:

Forward Looking Statement Disclaimer.  This press release may present "forward‐looking statements" within the meaning of applicable securities legislation that involves inherent risks and uncertainties. Forward‐looking statements include, but are not limited to, statements with respect continuing the economic re‐assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", budget", “scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results “may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox Inc. or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities. Although the management and officers of Blox Inc. believe that the expectations reflected in such forward looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward‐looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward‐looking statements. Blox Inc. does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.

Mansounia Project
1.29M Oz Au
Resource (1)
Areas of Interest
1
2
3
4
5
6
7
8
9
10
11
12
405000X
410000X
415000X
1150000Y
1145000Y
1140000Y
1135000Y

Figure 1: Mansounia Concession with Target Areas

Note: (1) Mansounia project in Guinea, West Africa as of 12th July 2016, resource by Runge Limited 2012, released on ASX on 21st of June 2012.

410000X
412000X
414000X
416000X
418000X
420000X
422000X
1146000Y
1144000Y
1142000Y
1140000Y
1
2
3
4
5
6
7
8
9
10
11
12
Legend: Color coded by location type
Visible Gold
Local Excavation
Insitu Outcrop
Grab Samples
Residual Soils 1
Residual Soils 2
Area of Swamp

Figure 2: Mansounia Concession with Target Areas with locations.

408000X
410000X
412000X
414000X
416000X
418000X
420000X
422000X
1146000Y
1144000Y
1142000Y
1140000Y
1
2
3
4
5
6
7
8
9
10
11
12
Legend: Color coded by sample Au ppm
0.005 to 0.01
0.01 to 0.02
0.02 to 0.05
0.05 to 0.075
0.075 to 0.2
0.2 to 0.5
0.5 to 1
>= 1
Historical soil grid contours
2017 sample results Au ppm
Areas of interest

Figure 3: Mansounia Concession with sampling locations and results.

Figure 4: Mansounia Concession – insitu vein observed in Area 2.

Figure 5: Mansounia Concession – local excavation in Area 8.

Figure 6: Mansounia Concession – free gold located in Area 8.